EXHIBIT 10.10


                                  COBANK, ACB

                               ILLINOIS MORTGAGE



     THIS ILLINOIS MORTGAGE (this "Mortgage") is made on February 23, 1996, by ALLIANCE FARMS COOPERATIVE ASSOCIATION, a Colorado cooperative corporation with an address of 3315 North Oak Trafficway, Kansas City, Missouri 64116 (herein sometimes called "Mortgagor"), in favor of CoBANK, ACB, a federally chartered corporation with an address of P.O. Box 2940, Wichita, Kansas 67201-2940, (herein sometimes called "Mortgagee").

                                 WITNESSETH:


     WHEREAS, Mortgagor has this day borrowed from and is indebted to Mortgagee in the principal amount of $10,550,000.00, as evidenced by a certain promissory note of Mortgagor dated May 19, 1995, and payable to the order of Mortgagee in the original principal amounts of $10,550,000.00, (the "Note"), a copy of which is attached hereto; and

     WHEREAS, Mortgagor may now be or hereafter become obligated or indebted to Mortgagee, and Mortgagee may make future advances to Mortgagor, and Mortgagor may incur future obligations to Mortgagee whether pursuant to the Note(s) or pursuant to any other evidences of indebtedness or obligation hereafter executed by Mortgagor in favor of Mortgagee and any and all amendments, modifications, extensions or renewals thereof; and

     WHEREAS, the parties intend that this Mortgage shall secure the payment of the Note(s), any other promissory notes which may subsequently evidence indebtedness by the Mortgagor to the Mortgagee, and any and all other present and future indebtedness (principal, interest, fees and other amounts), liabilities and obligations of Mortgagor to Mortgagee now existing or made or incurred within twenty (20) years after the date of execution hereof, in the maximum principal amount of $10,550,000.00 (not including sums spent for the reasonable protection of the security of this Mortgage) and any and all amendments, modifications, extensions and renewals thereof (hereinafter collectively referred to as the "Indebtedness");

     NOW, THEREFORE, in order to secure the payment of all of the Indebtedness and the performance and observance by Mortgagor of every covenant and condition herein contained, and for and in consideration of the premises and of the debt above described, and the sum of One Dollar ($1.00) duly paid by Mortgagee on or before the execution of this Mortgage, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Mortgagor, Mortgagor by these presents does hereby grant, bargain and sell, mortgage, warrant, convey and confirm, assign, transfer and set over unto Mortgagee, and unto its successors and assigns, forever, the following described real estate, chattels real, personal property and other properties, interests and rights (herein collectively sometimes referred to as "Mortgaged Property"), situated in the County of Wayne, State of Illinois, to-wit:

     The real estate more particularly described on Exhibit A attached hereto and made a part hereof;

TOGETHER with (1) all buildings, improvements and structures at any time, now or hereafter, erected, situated or placed thereon; (2) all rights, privileges, easements, hereditaments, appendages and appurtenances; (3) all right, title, interest and estate of Mortgagor in and to streets, roads, ways, sidewalks, curbs, alleys and areas adjoining said real estate and portions thereof, and whether vacated by law or ordinance (conditionally or otherwise); (4) all rents, revenues, income, issues and profits, which are hereby specifically assigned, transferred and pledged primarily and on a parity with said real estate; and
(5) all fixtures, fixed assets and personalty now or at any time hereafter annexed, affixed or attached to said real estate or said buildings, improvements or structures thereon.

     TO HAVE AND TO HOLD the said Mortgaged Property and every part thereof unto said Mortgagee, and unto its successors and assigns, forever, to secure the payment of all of the Indebtedness and the performance and observance by Mortgagor of every covenant and condition herein contained.

     As of the date hereof, the maximum principal amount of all Indebtedness secured by this Mortgage is $10,550,000.00. All of the Indebtedness secured by this Mortgage matures, in accordance with the terms and provisions of the respective agreements, documents and instruments creating, evidencing or securing the same, not later than twenty (20) years after the date of this Mortgage. All of the Indebtedness secured by this Mortgage, including, without limitation, all future advances, shall have the same priority, to the same extent as if such Indebtedness secured by this Mortgage, including, without limitation, all future advances, were made on the date of this Mortgage. This Mortgage shall constitute a lien even if there is no outstanding Indebtedness under this Mortgage from time to time.


               NON-ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES

     Mortgage represents and warrants: (i) that it is lawfully seized and possessed of a good and indefeasible title and estate in fee simple to the Mortgaged Property and Mortgagor will forever warrant and defend the title to the Mortgaged Property and every part thereof unto Mortgagee against the claims and demands of all persons; (ii) that the Mortgaged Property and every part thereof is free and clear of any and all liens, encumbrances and charges of every kind and character, including liens of general and special taxes and assessments, excepting taxes for the current year which are not yet due, and excepting the lien of this Mortgage; (iii) if Mortgagor is identified as a corporation, that Mortgagor is a corporation duly organized and lawfully existing under the laws of the State of Illinois and has full corporate power and authority to execute the Note(s) and this Mortgage and that the execution and delivery thereof by the officers of the Mortgagor who are executing and delivering the same have been duly authorized by all necessary corporate action and that all corporate acts and proceedings necessary or proper in the premises have been duly done, performed and taken.

                         NON-ENVIRONMENTAL COVENANTS


     Mortgagor hereby expressly covenants and agrees with Mortgagee that:

(1) Payment of Obligations. Mortgagor will duly pay all of the Indebtedness and interest thereon, when the same shall become due and payable.

(2) Due on Sale or Encumbrance. Mortgagor will not, without the prior written consent of Mortgagee, transfer, convey or otherwise part with title to any of the Mortgaged Property, or create or permit or allow to exist or to be created any mortgage, deed of trust, pledge or other lien or encumbrance on any of the Mortgaged Property, other than this Mortgage, and Mortgagor will not suffer or permit any mechanic's or materialmen's lien or any other lien or any nature whatsoever to attach to any of the Mortgaged Property or to remain outstanding against the same or any part thereof.

(3)  Insurance.
     (a) Mortgagor shall at all times at the cost and expense of Mortgagor keep all of the Mortgaged Property of an insurable nature constantly insured against loss or damage by fire, lightening, explosion, tornado and windstorm, and such other risks as Mortgagee may reasonably request, in an amount equal to the full insurable value thereof, or equal to the unpaid Indebtedness secured hereby, whichever is greater, and such insurance shall also be in a sum equal to such percentage of the insurable value of the property insured as may be required to prevent Mortgagor from being considered as coinsurer thereof; such insurance to be in companies satisfactory to Mortgagee, and all such policies of insurance shall be so written as to make any loss occurring thereunder payable by standard mortgage clause attached thereto to Mortgagee as its interest may appear, irrespective of, and which may not be invalidated by, any act or default of Mortgagor, and all such policies, or a certificate or certificates of the insurers or of an insurance agency satisfactory to Mortgagee, showing that such policies, with such mortgage clauses, are in force, shall be deposited with Mortgagee as additional security hereunder; and Mortgagor shall also maintain at the cost and expense of Mortgagor such public liability and other insurance as Mortgagee may reasonably request, insuring Mortgagor and Mortgagee against liabilities, claims, damages and losses to persons and property arising by reason of the use or occupation of the Mortgaged Property;

     (b) All insurance moneys received on account of any loss or damage to the Mortgaged Property, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement of said moneys, may be used and applied, at the option of Mortgagee, either for the purpose of paying the cost of repair, restoration or replacement of the Mortgaged Property damaged or destroyed, or applied to the prepayment, or partial prepayment, of the Indebtedness secured hereby in such order and manner as Mortgagee may elect; and

     (c) Mortgagor grants to Mortgagee full power and authority to make proof of loss under any and all insurance policies, either in the name of Mortgagor or in the name of Mortgagee, and to adjust, settle, collect and receipt for all insurance, and to endorse for and in behalf and in the name of Mortgagor any check, draft or other instrument received therefor, and to collect the proceeds thereof, and also, if an Event of Default shall have occurred hereunder, to collect and receipt for any unearned premiums and to apply same on the Indebtedness secured hereby in such order and manner as Mortgagee may elect. In the event of foreclosure sale, any and all insurance policies may be assigned without consent of Mortgagor, and Mortgagor authorizes Mortgagee to assign said policies to the purchaser or purchasers at such foreclosure sale, or if Mortgagee elects so to do, Mortgagee may collect any unearned premiums and apply the same on the Indebtedness secured hereby in such order and manner as Mortgagee may elect.

(4) Indemnity. Mortgagor will protect, save harmless and indemnify Mortgagee from and against any and all claims, demands, losses, liabilities, costs and expenses, of whatever nature, which may arise or result, directly or indirectly by reason of the use or occupation of the Mortgaged Property or any part thereof.

(5) Repairs. Mortgagor will at all times keep the Mortgaged Property and every part thereof in good repair and condition, without any liability of Mortgagee to any person for damage for failure to repair or for any other cause, and Mortgagor will from time to time make all needful and proper repairs, restorations, renewals and replacements thereof, so that at all times the value of the security and the efficiency of the Mortgaged Property and every part thereof shall be fully preserved and maintained, and Mortgagor will not permit or allow the Mortgaged Property, or any part thereof, to depreciate in value by any act or neglect.

(6) Compliance. Mortgagor will not use or permit the Mortgaged Property or any part thereof to be used in any manner inconsistent with the rights of Mortgagee hereunder, or in violation of the provisions of any insurance policy or any rules or regulations of insurance underwriters, and in the use of said Mortgaged Property will comply with, all laws, ordinances, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body, officer or department applicable to the Mortgaged Property or to the uses and purposes thereof, and will maintain and use the Mortgaged Property in full compliance therewith.

(7) Condemnation. In the event the Mortgaged Property, or any part thereof, be taken through condemnation proceedings or by virtue of the exercise of the right of eminent domain or pursuant to governmental action, any and all amounts awarded in any such condemnation proceeding for the taking of the Mortgaged Property, or any part thereof, are hereby assigned to and shall be paid to Mortgagee, and when received by Mortgagee, after deducting all reasonable charges and expenses paid or incurred in connection with the collection thereof, the same may be applied to the Indebtedness secured hereby in such order and manner as Mortgagee may elect, or, at the option of Mortgagee, the same may be applied in whole or in part to the replacement of that part of the Mortgaged Property so taken, or to the repair or restoration of that part of the Mortgaged Property not so taken.

(8) Destruction. In the event any part of the Mortgaged Property or any additions, betterments, substitutions or replacements shall be destroyed or damaged by any party or from any cause whereby Mortgagor becomes entitled to indemnity therefor from any third person or persons, Mortgagor, for the considerations named, does hereby sell, assign, and transfer to Mortgagee all of such sum or sums so due from any such third person or persons, and Mortgagee is hereby authorized to receive, collect and sue for the same and Mortgagor hereby authorizes and directs that such sum or sums be paid to Mortgagee upon presentation of a duly certified copy hereof. Any and all sums received by Mortgagee hereunder, after deducting therefrom the reasonable charges and expenses paid or incurred in connection with the collection and disbursement of said monies, may be used and applied at the option of Mortgagee either for the purpose of paying the cost of repair, restoration or replacement of the Mortgaged Property damaged or destroyed, or applied to the prepayment, or partial prepayment, of the Indebtedness secured hereby in such order and manner as Mortgagee may elect.

(9) Taxes. Mortgagor hereby covenants and agrees to pay all taxes, assessments, liens and other charges that may be levied or assessed against the Mortgaged Property, or any part thereof. If Mortgagor shall fail to pay any tax, assessment, lien or other charge levied or assessed against the Mortgaged Property, or any part thereof, or shall fail to keep and perform any of the covenants and conditions herein contained, Mortgagee shall be privileged, but shall not be obligated, to pay any such tax, assessment, lien, rent or other charge, or to redeem such property from any sale or foreclosure for taxes or assessments or liens, and may effect and pay such insurance, pay any such obligations and make such other disbursements as are necessary or advisable in the opinion of Mortgagee to cure any such default of Mortgagor hereunder, or to protect the lien or the rights of Mortgagee hereunder; any and all such sums of money advanced for such purposes, or any of them, by Mortgagee, shall be deemed an additional principal sum secured by this Mortgage and shall be payable on demand with interest at the post-maturity rate per annum applicable under the Note(s) secured hereby from the time so advanced, and failure on the part of Mortgagor to repay the amounts so advanced on demand shall constitute an Event of Default hereunder; provided, however, nothing herein contained shall be construed as requiring Mortgagee to effect such insurance or to advance or expend money for any of the purposes aforesaid.

(10) Inspections. Mortgagee, or its agents, representatives or workmen, are hereby authorized to enter at any reasonable time upon or in any part of the Mortgaged Property for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform hereunder.

           ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND COVENANTS


Mortgagor further makes the following representations, warranties, and covenants, all of which are subject to any exceptions that Mortgagor may have previously disclosed in writing to Mortgagee, and which, to the extent that they deal with representations of fact, are based on Mortgagor's present knowledge, arrived at after reasonable inquiry.

(1) Use of Property and Facilities. (a) Mortgagor will (i) use, handle, transport or store Hazardous Materials as defined under any Environmental Law or (ii) store or treat nonhazardous wastes (a) in a good and prudent manner in the ordinary course of business, and (b) in compliance with all applicable Environmental Laws.

     (b) Mortgagor will not conduct or allow to be conducted, in violation of any Environmental Law, any business, operations or activity on the property, or employ or use the property to generate, use, handle, manufacture, treat, store, process, transport or dispose of any Hazardous Materials, or any other substance which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to public safety, health or the environment or cause, or allow to be caused, a known or suspected release of Hazardous Materials, on, under or from the property.

     (c) Mortgagor will not do or permit any act or thing, business or operation, that poses an unreasonable risk of harm, or impairs, or may impair, the value of the property, or any part thereof.

(2) Condition of Property. (a) Mortgagor shall take all appropriate response action, including any removal and remedial action, in the event of a release, emission, discharge or disposal of Hazardous Materials in, on, under or about the property, so as to remain in compliance with Environmental Law as hereinafter defined.

     (b) Underground tanks, wells (except domestic water wells), septic tanks, ponds, pits, or any other storage tanks (whether currently in use or abandoned) on the property, if any, are maintained in compliance with applicable Environmental Law.

(3) Notice of Environmental Problem or Litigation. Neither Mortgagor nor any of its tenants have given, nor were they required to give, nor have they received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (i) Mortgagor and/or any tenants have violated, or are about to violate, any Environmental Law, judgment or order; (ii) there has been a release, or there is a threat of release, of Hazardous Materials from the property; (iii) Mortgagor and/or tenants may be or are liable, in whole or in part, for the costs or cleaning up, remediating, removing or responding to a release or threatened release of Hazardous Materials; (iv) the property is subject to a lien in favor of any governmental entity or any liability, costs or damages, under any Environmental Law arising from or costs incurred by such governmental entity in response to a release or a threatened release of a Hazardous Material. Mortgagor further represents and warrants that no conditions currently exist or are currently reasonably foreseeable, that would subject Mortgagor to any such investigation, litigation, administrative enforcement or any damages, penalties, injunctive relief, or cleanup costs under any Environmental Law. In the event of such notice, Mortgagor and any tenants shall immediately provide a copy to the Mortgagee.

(4) Right of Inspection. Mortgagor hereby grants, and will cause any tenants to grant, to Mortgagee, its agents, attorneys, employees, consultants, contractors, successors and assigns, an irrevocable license and authorization, upon reasonable notice, to enter upon and inspect the property and facilities thereon, and perform such tests, including without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the property thereon, as the Mortgagee, in its sole discretion, determines are necessary to protect its security interest, provided however, that under no circumstances shall the Mortgagee be obligated to perform such inspections or tests.

(5) Indemnity. Mortgagor agrees to indemnify and hold Mortgagee, its directors, employees, agents, and its successors and assigns, harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, judgments, administrative orders, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, but not limited to, attorney's fees and expenses) arising directly or indirectly, in whole or in part, out of any failure of Mortgagor to comply with the environmental representations, warranties and covenants contained herein.

(6) Continuation of Representations, Warranties, Covenants and Indemnities. Mortgagor's representations, warranties, covenants and indemnities contained herein shall survive the occurrence of any event whatsoever, including without limitation, the satisfaction of the promissory note(s) secured hereby, the reconveyance or foreclosure of this mortgage, the acceptance by Mortgagee of a deed in lieu of foreclosure, or any transfer or abandonment of the property.

(7) Corrective Action. In the event the Mortgagor is in breach of any of its representations, warranties or agreements as set forth above, Mortgagor at its sole expense, shall take all action required, including environmental cleanup of the property, to comply with the representations, warranties and covenants herein or applicable legal requirements and, in any event, shall take all action deemed necessary under all applicable Environmental Laws.

(8) Hazardous Materials Defined. The term "Hazardous Materials" shall mean dangerous, toxic, or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the provisions of any Environmental Law.

(9) Environmental Law Defined. The term "Environmental Law" shall mean any federal, state or local law, statute, ordinance, rule, regulation, administrative order and permit now in effect or hereinafter enacted, pertaining to the public health, safety, industrial hygiene, or the environmental conditions on, under or about the property.

                         EVENTS OF DEFAULT:  REMEDIES


     It is expressly provided and agreed by Mortgagor that in the event any one or more of the following events, each of which shall be, and is hereby defined as an "Event of Default," shall occur, to-wit:

     (a) If default shall be made in the payment of any principal of or interest on any of the Indebtedness secured hereby as and when the same shall become due and payable, whether by reason of acceleration or otherwise;

     (b) If default shall be made by Mortgagor in the due performance or observance of any covenant, agreement or condition herein contained or required to be performed or observed by Mortgagor and such default shall continue unremedied for a period of fifteen (15) days after the date of the mailing of a written notice addressed to Mortgagor at the address hereinabove set forth, or to such other address as may be designated by Mortgagor in written notice delivered to Mortgagee;

     (c) If any representation or warranty of Mortgagor contained herein shall prove to be in any material respect incorrect or if there shall be any other breach of any such representation or warranty;

     (d) If Mortgagor should become insolvent either in the equity or bankruptcy definition of the term, or if a voluntary or involuntary petition in bankruptcy or reorganization of Mortgagor is filed, or if Mortgagor makes an assignment for the benefit of creditors, or an arrangement with its creditors or if a receiver or trustee is appointed for Mortgagor's business or property or if Mortgagor's interest in the Mortgaged Property shall pass by operation of law as the result of any creditor's action, suit or proceeding;

     (e) If any of the Mortgaged Property is sold, transferred, assigned or in any manner conveyed without the prior written consent of Mortgagee;
     (f) If a default or event of default shall occur under or within the meaning of any other deed of trust or mortgage covering any of the Mortgaged Property;

     (g) If a default or event of default shall occur under or within the meaning of any agreement, document or instrument evidencing or securing any of the Indebtedness secured hereby; or

     (h) If Mortgagor shall be declared by Mortgagee to be in default on, or pursuant to the terms of, (i) any other present or future obligation to Mortgagee, including, without limitation, any other loan, line of credit, revolving credit, guaranty or reimbursement obligation relating to any letter of credit issued by Mortgagee for the account of Mortgagor, or (ii) any other present or future obligation purporting to convey to Mortgagee a lien or encumbrance upon, or a security interest in, any of the property or assets of Mortgagor;

THEN, AND IN EACH AND EVERY SUCH EVENT:

(1) The entire outstanding principal balance of all of the Indebtedness secured hereby and all accrued and unpaid interest thereon shall, at the option of Mortgagee, become and be due and payable immediately, anything in the Note(s) or in this Mortgage to the contrary notwithstanding;

(2) Mortgagee shall have the right immediately to foreclose this Mortgage. In any foreclosure proceeding the court shall, upon application, at once, and without notice to Mortgagor, or any party claiming under said Mortgagor, and without giving bond on such application (such notice and bond being hereby expressly waived) and also without reference to the then value of the Mortgaged Property, to the use of said Mortgaged Property as a homestead, or to the solvency or insolvency of any person liable for any of the Indebtedness secured hereby, appoint a receiver for the benefit of the legal holder of the Indebtedness secured hereby, to take possession of the Mortgaged Property, with power to collect rents, issues, and profits of the Mortgaged Property, then due or to become due, during the pendency of such foreclosure suit, and until the time to redeem the same shall expire (such rents, issues and profits being hereby expressly assigned and pledged as additional security for the payment of the Indebtedness secured by this Mortgage); this provision for appointment of a receiver being expressly a condition upon which the loan hereby secured was made; and Mortgagor hereby further consents that said receiver may, out of the said rents, pay prior or coordinate liens, the taxes, assessments, water rates and insurance on Mortgaged Property, then due or unpaid or accruing whether before or after the filing of such bill, and for any necessary repairs thereon, and management and rental fees and any other proper charges, and the amount of any deficiency decree; provided that, in case of any default or breach, as aforesaid, as a concurrent (and not alternative or exclusive) remedy and measure for making effective the terms, provisions and purposes hereof, it shall be lawful for Mortgagee, its agent or attorney forthwith (either with or without process of law, forcibly or otherwise) to enter upon and take possession of said Mortgaged Property and to expel and remove any person, goods or chattels, occupying or upon the same, to collect and to receive all the rents, issues and profits therefrom, from time to time, to manage and control the same and make all necessary repairs, and lease the same or any part thereof at such rentals as in its sole discretion it may deem just and reasonable, and after deducting all reasonable attorneys' fees and all expenses incurred in the protection, care, repair and management of said Mortgaged Property, apply the remaining income upon the Indebtedness hereby secured in the same manner as is hereafter provided upon the sale of said mortgage property under foreclosure; and said Mortgagor hereby expressly releases and waives any and all right to possession, control or management of the Mortgaged Property, or to the rents, issues and profits therefrom, after any default or breach of the terms or provisions of this Mortgage and said Mortgagor hereby further expressly releases and waives any and all damages and claims for damages occasioned by such expulsion; and

(3) Mortgagee may exercise all other right and remedies it has at law or in equity or hereunder.

     In the case of foreclosure of the lien of this Mortgage by the Mortgagee, in any court of law or equity, there shall be allowed all court costs and expenses incurred by the Mortgagee, including reasonable attorneys' fees and expenses, stenographers' charges, cost of procuring a complete abstract of title to said Mortgaged Property and continuations thereof, opinions of title or title guaranty policies and continuations thereof covering said foreclosure proceedings, cost of procuring testimony and evidence and all costs and expenses incurred by the Mortgagee in and about any such suit or proceeding, or in the preparation therefor; and in case Mortgagee shall be made party to any suit or legal proceedings by reason of this Mortgage, its costs, expenses and reasonable attorneys' fees and expenses in such suit or proceedings shall be paid by Mortgagor on demand and if not paid shall become so much additional Indebtedness hereunder and shall be a further lien or charge upon said Mortgaged Property.

     All fees and expenses allowable pursuant to the provisions hereof shall be additional Indebtedness secured hereby and shall be a charge upon said Mortgaged Property and shall constitute a lien thereon prior and paramount to the Indebtedness secured hereby, and whenever possible shall be provided for in any judgment or decree entered in any such proceedings. There shall be included in any decree foreclosing the lien of this Mortgage and be paid out of the rents or proceeds of any sale made in pursuance of any such decree in the following order: (i) all costs of such suit or suits, advertising, sale and conveyance, reasonable attorneys' fees of attorneys for the Mortgagee, stenographers' fees, outlays for documentary evidence and costs of abstract and examination of title, title opinions and title guaranty policies; (ii) all moneys advanced by the Mortgagee for any purpose authorized in the Mortgage, with interest on such advances at the highest post-maturity rate of interest applicable under the Note(s) secured hereby; (iii) all the accrued interest remaining unpaid on the Indebtedness secured hereby; and (iv) all of the Indebtedness secured hereby remaining unpaid. The overplus of the proceeds of the sale, if any, shall then be paid to the party entitled thereto. In case, after legal proceedings are instituted to foreclose the lien of this Mortgage, tender is made of the entire Indebtedness due hereunder, Mortgagee shall be entitled to reimbursement for expenses incurred in connection with such legal proceedings, including such expenditures as are enumerated above, and such expenses shall be so much additional Indebtedness secured by this Mortgage, and no such suit or proceedings shall be dismissed or otherwise disposed of until such fees, expenses and charges shall have been paid in full.

     Mortgagor, on behalf of itself and all persons now or hereafter interested in the Mortgaged Property or the collateral secured hereby, to the fullest extent permitted by applicable law hereby waives all rights under all appraisement, homestead, moratorium, valuation, exemption, stay, extension, reinstatement and redemption statutes, laws or equities now or hereafter existing, and hereby further waives the pleading of any statute of limitations as a defense to any and all of the Indebtedness secured by this Mortgage, and Mortgagor agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this Mortgage or any of the collateral secured hereby. Without limiting the generality of the preceding sentence, Mortgagor, on its own behalf and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage, hereby irrevocably waives any and all rights of reinstatement and rights of redemption from sale under any order or decree of foreclosure of this Mortgage or under any powers contained herein or under any sale pursuant to any statute, order, decree or judgment of any court. Mortgagor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Mortgage, hereby expressly waives and releases all rights to direct the order in which any of the collateral secured hereby shall be sold in the event of any sale or sales pursuant hereto and to have any of the collateral secured hereby or any other property now or hereafter constituting security for any of the Indebtedness secured hereby marshalled upon any foreclosure of this Mortgage or of any other security for any of said Indebtedness.

     Upon the foreclosure and sale of the Mortgaged Property, or any part thereof, the proceeds of such sale or sales shall be applied as follows: First, to the cost and expense of executing this Mortgage, including reasonable compensation of Mortgagee and reasonable attorneys' fees, outlays for documentary stamps, cost of procuring title certificates, continuing abstracts, title searches or examinations reasonably necessary or proper; and, next, to the payment of any and all advances made by Mortgagee with interest thereon as hereinabove provided; next to the payment of the balance of the Indebtedness secured hereby, with interest thereon as therein provided; and any surplus thereafter shall be paid to Mortgagor; provided that in the event the net proceeds of such sale or sales shall not be sufficient to pay in full the Indebtedness hereby secured, Mortgagor hereby promises and agrees to pay any deficiency thereon on demand with interest.

     No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy, but every remedy herein provided shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, or by statute; and every power and remedy given by this Mortgage to Mortgagee may be exercised from time to time and as often as may be deemed expedient. No delay or omission by Mortgagee to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any default or an acquiescence therein. In case Mortgagee shall have proceeded to enforce any right under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned because of waiver or for any other reason, or shall have been determined adversely, then, and in such and every such case, Mortgagor and Mortgagee shall severally and respectively be restored to their former positions and rights hereunder in respect of the Mortgaged Property, and all rights, remedies and powers of Mortgagee shall continue as though no such proceedings had been taken. The unenforceability or invalidity of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

     If any additional sum or sums shall become due and owing, by Mortgagor to Mortgagee, pursuant to the provisions hereof, the affidavit of Mortgagee shall be sufficient evidence of the fact that such additional sums are secured hereby in the amount set forth in such affidavit.

                              GENERAL PROVISIONS


     Should Mortgagee, or its successors or assigns, be made defendant in any suit involving the title to any of the properties hereby conveyed, or involving the validity or priority of the lien of this Mortgage, then it is agreed that attorneys' fees and expenses in a reasonable amount shall be fixed by the court in which said suit may be pending, and may be adjudged in favor of the attorney or attorneys of record representing the said parties, which fee shall be adjudged against the Mortgagor, and that such reasonable costs and expenses of the said parties, or any of them shall also be fixed and adjudged as costs therein by the court, and it is agreed that all such fees, costs and expenses of every such proceeding shall be adjudged against said Mortgagor, and when so adjudged shall be secured by this Mortgage.

     This Mortgage and all provisions hereof shall extend to and be binding upon Mortgagor and all parties claiming by, through or under Mortgagor. The term "Mortgagee" shall be deemed to mean and include the endorsee(s), transferee(s) or the holder(s) at the time being of the Note(s) or any of the other Indebtedness secured hereby, and the successors and assigns of Mortgagee; and the covenants and agreements shall bind and inure to the benefit of the heirs, executors, personal representatives, successors and assigns of Mortgagor and the endorsee(s), transferee(s), successors and assigns of Mortgagee. All of the grants, covenants, terms, agreements, provisions and conditions herein contained shall run with the land. Time is of the essence of all Mortgagor's obligations hereunder. The captions or headings used herein are for the convenience of the parties and are not a part of this Mortgage.

     To the extent that proceeds of the Indebtedness secured hereby or advances under this Mortgage are used to pay any outstanding lien, charge or prior encumbrance against the Mortgaged Property, Mortgagee shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

     If Mortgagor shall well and truly pay or cause to be paid to Mortgagee all of the Indebtedness secured hereby as and when the same shall become due and payable and Mortgagee shall have no further commitment or obligation to lend or advance any additional moneys to Mortgagor, then this Mortgage shall cease and be void and the Mortgaged Property hereinbefore conveyed shall be released at the cost of Mortgagor, otherwise to remain in full force and effect.

     This Mortgage cannot be changed, modified, amended, supplemented or varied except by an agreement in writing signed by Mortgagor and Mortgagee.

     This Mortgage, the Note(s) and any related loan documents shall be governed by and construed in accordance with the internal laws of the State of Illinois.

     IN THE EVENT ANY OF THE INDEBTEDNESS SECURED HEREBY IS PAYABLE UPON DEMAND, NEITHER THIS MORTGAGE NOR ANYTHING CONTAINED HEREIN SHALL BE DEEMED TO ALTER OR IMPINGE UPON THE DEMAND CHARACTER OF SUCH INDEBTEDNESS.
     IN WITNESS WHEREOF, Mortgagor has executed this Illinois Mortgage the day and year first above written.


(Seal)

ATTEST:                             ALLIANCE FARMS COOPERATIVE ASSOCIATION


By                                 By

Title                              Title


ACKNOWLEDGMENT



STATE OF MISSOURI   )
                    ) SS.
COUNTY OF CLAY      )

I, Janice C. Harper, a Notary Public in and for said County in the State aforesaid, do hereby certify that Wayne N. Snyder, not personally but as Chairman of the Board, President of ALLIANCE FARMS COOPERATIVE ASSOCIATION, a Colorado cooperative corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such, Chairman of the Board, President, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act of said cooperative corporation, for the uses and purposes therein set forth.

GIVEN under my hand and NOTARIAL SEAL this 28th day of February, 1996.

                                    /s/ Janice C. Harper

                                                    Notary Public

My Commission Expires                   .


                                   EXHIBIT A


                     ALLIANCE FARMS COOPERATIVE ASSOCIATION
                             KANSAS CITY, MISSOURI


WAYNE COUNTY, ILLINOIS


TRACT I


The South 31.66 acres of the Northeast Quarter of the Southwest Quarter of
Section 36, Township 2 North, Range 8 East of the Third Principal Meridian, Wayne County, Illinois.

The South Half of the South Half of Section 36; the South Half of the Northeast Quarter of Section 36; the North Half of the Southeast Quarter of Section 36; All in Township 2 North, Range 8 East of the Third Principal Meridian, Wayne County, Illinois.